UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2013

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
On March 14, 2013, Sensata Technologies Inc. ("Sensata"), an indirect, wholly-owned subsidiary of Sensata Technologies Holding N.V. (the "Company"), entered into an Intellectual Property License Agreement (the "License Agreement") and a 2013 Supply Agreement (the "2013 Agreement") with Measurement Specialties, Inc. (“MEAS”). The License Agreement and the 2013 Agreement replace the existing Amendment and Restatement of the 1998 Joint Development and Exclusive Supply Agreement, originally entered into by and between MEAS and Texas Instruments Incorporated, as predecessor-in-interest of Sensata, on May 10, 2002 (the “2002 Agreement”).

Sensata and its affiliates currently purchase sense element assemblies from MEAS and its affiliates and also manufacture them internally as a second source under a license provided for under the 2002 Agreement. This license was on a year-to-year basis, and limited Sensata's internal production to forty percent of its needs. The sensing element is a component used in both Sensata's monosilicon strain gage pressure sensors and occupancy weight sensing force sensors, which accounted for $369.9 million in net revenue for the year ended December 31, 2012.

The License Agreement provides for an indefinite duration license, subject to royalties through 2019 and thereafter is royalty-free. The forty percent limitation, under the 2002 Agreement, on internal production has been eliminated and the Company is authorized to produce its entire need for these sensing elements within the passenger vehicle and heavy duty truck fields of use. Pursuant to the License Agreement, MEAS is guaranteed royalty payments for use of the license from 2013 through 2019, which are not considered material.

The terms and conditions of the 2013 Agreement are not considered material.

The License Agreement is attached hereto as Exhibit 10.1 to this current report and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
In connection with entering into the agreements described in Item 1.01, the 2002 Agreement was terminated in its entirety without penalty on March 14, 2013. The 2002 Agreement was previously filed as Exhibit 10.54 to Amendment No. 4 to the Registration Statement on Form S-1 filed on February 26, 2010.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Intellectual Property License Agreement, dated March 14, 2013, between Sensata Technologies, Inc. and Measurement Specialties, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Robert Hureau
Date: March 20, 2013	Name: Robert Hureau
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Intellectual Property License Agreement, dated March 14, 2013, between Sensata Technologies, Inc. and Measurement Specialties, Inc.

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